UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

Northsight Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53661	26-2727362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 North 87th Street, Suite 301 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

(480) 272-7290

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 8, 2010, the Company dismissed Seale and Beers, CPAs (“Seale and Beers”) as the Registrant’s independent registered public accounting firm. On March 3, 2010, the accounting firm of Mantyla McReynolds, LLC (“Mantyla”) was engaged as the Registrant’s new independent registered public accounting firm..

Seale and Beers was the Registrant’s independent registered public accountant as of August 6, 2009 through March 8, 2010 (approximately six months), and therefore did not issue auditors’ reports on the financial statements for the years ended December 31, 2009 and December 31, 2008.

Seale and Beers reviewed the Registrant’s financial statements and notes to financial statements included in its Form 10-Q for the period ended September 30, 2009.  Seale and Beers have not reviewed the Registrant’s financial statements for the year ended December 31, 2009 because Mantyla will review the Registrant’s financial statements the period ended December 31, 2009 which will be filed on Form 10-K by the applicable due date.

Lawrence Scharfman CPA PA (“Scharfman”) was the Registrant’s independent registered public accountant for the years ended December 31, 2008 and December 31, 2007. Scharfman issued its auditor reports on the financial statements for the years ended December 31, 2008 and 2007.

On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures. As Scharfman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission.  The Registrant plans to have Mantyla re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

During the period of and Seale and Beers’ engagement and through the date of this Current Report, there have been no disagreements with Seale and Beers (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the Mantyla regarding either:

1.

The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant has provided Seale and Beers a copy of this Current Report on Form 8-K before it was filed and requested Seale and Beers to furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements.  A copy of Seale and Beers’ letter to the Commission is attached as Exhibits 16.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

16.1 Letter from Seale and Beers, CPA’s

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northsight Capital, Inc.

By:	/s/ Steve Nicholas
Name: Steve Nicholas
Title: President

Dated: March 12, 2010